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EXHIBIT

                   LOAN MODIFICATION AND FORBEARANCE AGREEMENT

         This LOAN MODIFICATION AND FORBEARANCE AGREEMENT (the "Agreement") dated as of January 8, 2003, is made by and between Bigmar, Inc., a Delaware corporation (the "Borrower") and John Tramontana (the "Lender").

                                   WITNESSETH

         WHEREAS, the Borrower is now indebted to the Lender on account of various loans and other extensions of credit and financial accommodations previously made or granted by the Lender to the Borrower in the aggregate amount of US$1,879,932.43; and

         WHEREAS, the Borrower has agreed to convert a portion of the indebtedness owed by it to the Lender into shares of its Series C convertible preferred stock (the "Series C Convertible Preferred Stock"); and

         WHEREAS, the Lender has agreed to make certain modifications of the indebtedness that would survive such equity conversion, and to forbear from collecting upon such surviving indebtedness as more specifically described hereinbelow; and

         WHEREAS, the Lender may hereafter make loans or grant other financial accommodations to the Borrower; and

         WHEREAS, various potential lenders to the Borrower have stated that they would not consider lending funds to the Borrower unless the Lender agreed to forbear from collecting his existing indebtedness from the Borrower and from seeking any recourse against the assets of the Borrower, including without limitation the equity securities of its operating subsidiaries; and

         WHEREAS, various equity investors have expressed similar concerns regarding investing in the Borrower absent such forbearance; and

         WHEREAS, the parties have entered into an employment agreement on the date of this Agreement;

         NOW, THEREFORE, in consideration of the respective covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. DEFINITIONS. As used herein, the following terms have the meanings set forth below:

                  "Borrower Default" shall be defined as any material violation by the Borrower of any representation, warranty or covenant in this Agreement, or in any other agreement executed by and between the Borrower and the Lender on or after this date.

                  "Collateral" shall be defined as all collateral that now or hereafter secures any of the Surviving Indebtedness.

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                  "Lien" shall be defined as any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, in or on any of the assets, or properties, of the Borrower, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

                  "Surviving Indebtedness" shall have the definition set forth in Section 3 of this Agreement.

                  "Termination Date" shall be defined as February 28, 2005, as the same may be modified by the provisions of Sections 5 and 6 of this Agreement.

         2. CONVERSION. The Lender hereby agrees to convert the monetary amount of all accrued but unpaid bonuses, vacation pay, and certain of the indebtedness owed by the Borrower to the Lender in the aggregate amount of Eight Hundred Seventy-Nine Thousand, Nine Hundred Thirty- Two Dollars and Forty-Three Cents (US$879,932.43) into shares of Series C Convertible Preferred Stock at a price per share of Ninety-One Dollars and Fifty Cents (US$91.50) (the "Conversion Shares"). The Borrower represents, warrants and agrees that it will deliver certificates representing 9,617 Conversion Shares promptly following the execution and delivery of this Agreement.

         3. FORBEARANCE. The parties represent, warrant and agree that (a) the dollar amount of the indebtedness owed by the Borrower to the Lender that will survive the execution of this Agreement (the "Surviving Indebtedness"), is One Million Dollars (US$1,000,000); (b) as of the date hereof, there are no other amounts owed to the Lender by the Borrower; PROVIDED, HOWEVER, that both parties represent, warrant and agree that Lender has certain claims against the Borrower for indemnification arising out of certain litigation that was prosecuted in the Court of Chancery in the State of Delaware captioned IN RE BIGMAR 225 LITIGATION, the validity of which claims have not yet been addressed, and which claims shall survive the execution and delivery of this Agreement; (c) Lender will forbear and refrain from attempting to collect any portion of the Surviving Indebtedness until the Termination Date; (d) interest on the Surviving Indebtedness will accrue at the simple annual rate of five percent (5%), commencing on the date of this Agreement and shall be paid in arrears, and in full, on February 28,2006; thereafter interest shall be paid monthly, in arrears, and within seven (7) days of the close of each month. Nothing herein shall preclude or prohibit the Lender from securing, perfecting or otherwise protecting any Lien that it has, or has a right to pursue, in the Collateral; provided that the Lender represents, warrants and agrees that it will not take any action to execute upon that Collateral in contravention of this Agreement.

         4. ACTIONS CONCERNING COLLATERAL. Notwithstanding any Lien now held or hereafter acquired by the Lender, the Lender may not take possession of, sell, dispose of, or otherwise transfer, all or any part of the Collateral, and may not enforce any right or remedy available to it with respect to the Borrower or the Collateral until the Termination Date.

         5. BORROWER DEFAULT. In the event of a Borrower Default, the Lender shall give written notice of such Borrower Default (specifying the actions or omissions constituting the Borrower Default, and which written notice is hereafter referred to as

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                  the "Default Notice") to the Borrower. During the twenty (20)
                  business days following delivery of a Default Notice, the Borrower shall have an opportunity to cure the Borrower Default; if the Borrower fails to cure the Borrower Default during such twenty (20) business days, the Termination Date referenced in this Agreement shall for all purposes be accelerated and shall become the twenty-first business day following delivery of the Default Notice.

         6. BANKRUPTCY. Notwithstanding any other provision of this Agreement, each and anyone of the following events shall upon its occurrence cause the immediate acceleration of the Termination Date, for all purposes contemplated in this Agreement, to the date of such event: any receivership, bankruptcy, assignment for the benefit of creditors, reorganization or accommodation among creditors, whether or not pursuant to bankruptcy law or subject to judicial order, the sale of all or substantially all of the assets of the Borrower, or the dissolution, liquidation or any other marshalling of the assets of the liabilities of the Borrower; provided, HOWEVER, that the current sequestration of the shares of stock of the Borrower's subsidiaries or any sequestration sought by the Borrower or obtained by the Borrower shall not in and of itself cause an acceleration or modification of the Termination Date.

         7.       RESTRICTIVE LEGENDS.

                  (a) The Lender represents, warrants and agrees that it will cause all notes or evidence relating to the Surviving Indebtedness, or any part thereof, to contain a specific statement thereon to the effect that the indebtedness evidenced thereby is subject to the provisions of this Agreement; and the Borrower represents, warrants and agrees that it will mark its books conspicuous to evidence the forbearance of the Surviving Indebtedness effected hereby.

                  (b) The parties represent, warrant and agree that the certificate or certificates representing the Conversion Shares shall be imprinted on its/their face with the restrictive legend generally utilized by the Borrower in connection with the issuance of restricted stock, to the effect that the subject securities have not been registered under United States securities laws and may not be transferred or sold absent registration or a legal opinion acceptable in form and substance to the Borrower that an exemption from registration is available.

         8.       ADDITIONAL REPRESENTATIONS AND WARRANTIES.

                  (a) The Borrower represents and warrants that it has all corporate power to execute this Agreement and issue the Conversion Shares; that the execution of this Agreement has been duly authorized by the Borrower; that the Conversion Shares, when issued, will be duly issued, fully paid and non-assessable; and that this Agreement is enforceable against the Borrower in accordance with its terms.

                  (b) The Lender represents and warrants that it has full title to all of the indebtedness that is subject to this Agreement, including, without limitation, to indebtedness converted into the Conversion Shares and the Surviving Indebtedness; that such indebtedness has not been sold, transferred, assigned or

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                           hypothecated and that there is no other person with a
                           valid claim of right to such indebtedness; that this Agreement is enforceable against the Lender in accordance with its terms; that the Lender is accepting the Conversion Shares for investment purposes and not with a view to resale or distribution; that the Lender is an "accredited investor" as that term is defined by Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended; and that the Lender is a sophisticated investor with access to any and all information regarding the Borrower and its subsidiaries.

                  (c) Each of the parties represent and warrant that it has been represented by legal counsel in connection with the negotiation and execution of this Agreement.

         9. NOTICES. All notices hereunder shall be in writing and shall be (a) delivered by hand or (b) transmitted by telecopier, e-mail or mail, in each case addressed to the party to whom notice is being given at its address set forth below:

                  If to Lender:              John G. Tramontana
                                             Bigmar Pharmaceutical SA
                                             Via Cadepiano 24/26
                                             CH -6917 Barbengo, Switzerland
                                             Facsimile:  (011) 41-91-985-2641
                                             E-mail:  JOHN.TRAMONTANA@BIGMAR.CH

                  With a copy to:            Susan Stranahan Ciallella, Esquire
                                             Cozen O'Connor
                                             1900 Market Street Fifth Floor
                                             Philadelphia, PA 19103
                                             Facsimile:  (215) 701-2337
                                             E-mail:  SCIALLELLA@COZEN.COM

                  If to Borrower:            Bigmar, Inc.
                                             c/o Bioren SA
                                             4, Rue des Iles
                                             2108 Couvet, Switzerland
                                             Facsimile:  (011) 41-32-864-9394
                                             E- mail: PHROHRER@BIOREN.CH

                  With a copy to:            Ralph V. De Martino, Esquire
                                             Dilworth Paxson LLP
                                             1818 N Street, NW, Suite 400
                                             Washington, DC 20036-2492
                                             Facsimile:  (202) 452-0930
                                             E-mail:  RDEMARTINO@DILWORTHLAW.COM

                  or at such other address as may hereafter be designated in writing by that party. All such notices shall be deemed to have been given on (i) the date received, if delivered by hand; (ii) the date of posting if delivered by mail; or (iii) the date of transmission if delivered by telecopy or e-mail.

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         10.      GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement
                  shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Delaware. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Delaware in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement may be venued in either the state or federal courts located in New Castle County, Delaware.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date and year first above-written.


                                                 BORROWER:

                                                 BIGMAR, INC.


                                                 -------------------------------
                                                 Name:   Philippe J.H. Rohrer
                                                 Title:  Chief Financial Officer

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